UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022 (December 28, 2022)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

ITEM 2.06 MATERIAL IMPAIRMENTS

On December 28, 2022, Molina Healthcare, Inc. (the “Company”) concluded that it will record in the fourth quarter of 2022 an estimated non-cash, pre-tax impairment charge of approximately $200 million, attributable to leased space. This impairment charge results from the Company’s plan to reduce its real estate footprint to accommodate its move to a permanent remote work environment. This charge will be recorded outside of adjusted net income. “Adjusted net income” is defined in the Company’s third quarter earnings release issued on October 26, 2022 and included as an exhibit to the Form 8-K filed on that same date.

As a result of this plan, the Company expects a significant decrease in its going-forward leased real estate expense.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Form 8-K includes “forward-looking statements” regarding the dollar amount of the non-cash pre-tax impairment charge to be recorded in the fourth quarter of 2022 and the extent of the expected decrease in the Company's leased real estate expense.  All forward-looking statements are based on the Company’s current expectations that are subject to numerous risks and uncertainties that could cause actual results to differ materially. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements in this Form 8-K represent the Company’s judgment as of the date hereof, and it disclaims any obligation to update any forward-looking statements to conform the statement to changes in its expectations that occur after the date of this Form 8-K.

Exhibit No.	Description
104	Cover Page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on December 29, 2022 formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	December 29, 2022	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary